VENTURE


      ADVANTUS VENTURE FUND, INC.
      SEMI-ANNUAL REPORT DATED JANUARY 31, 2001



                                                   [LOGO]
                                            ADVANTUS-Trademark-
                                              FAMILY OF FUNDS







EQUITY [MONEY GRAPHIC]

ADVANTUS VENTURE FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         19

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

Last year, the key themes in our updates were consistent: continued economic growth - albeit slower than in the past, low but rising inflation, and EXTREMELY volatile capital markets. Over several years, we saw the stock market become grossly overvalued. Valuations of many Internet and technology-related stocks got ahead of reality. Investors overbought and oversold these stocks, and overlooked the fundamentals. Consequently, the stock market experienced a series of corrections in the second half of 2000.

As valuations dropped, more and more investors moved away from the market leaders of the past several years, such as growth-oriented stocks, and found other places to invest. Volatility stretched across the broad stock market and had a profound effect on performance.

For several years, the U.S. economy was so robust that the Federal Reserve, the United States' central bank, tapped the breaks on economic growth. Through a series of six interest rate tightenings over an 18-month period, the Fed increased rates by 175 basis points (1.75 percent). This tightening strategy showed tangible results in the second half of 2000. The Fed actions, compounded with significant political uncertainty around our Presidential election and the fall from grace of many growth stocks, particularly in the technology sector, impacted the economy and the markets.

On two separate dates in January, 2001, the Fed reduced the Federal Funds Rate by 50 basis points, totaling 100 basis points (1 percent). This was to offset the accellerating slowdown in growth. We anticipate that the Fed will continue its bias to ease and may cut rates even more as the year goes forward.

We believe that volatility and uncertainty within the financial markets represent good opportunities for long-term investors. Adequate diversification, within your investment portfolio is key in all market conditions, and especially in volatile times. Be sure your investment portfolio is allocated across several asset classes. Remain focused on your objectives, and avoid over-reacting to adverse market conditions. It is the nature of markets to go up and down. Investors who take a long-term stance are generally rewarded for their disciplined investment approach.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Capital Management

ADVANTUS VENTURE FUND
PERFORMANCE UPDATE

[PHOTO]
RUDOLPH K. KLUIBER, CFA
STATE STREET RESEARCH
The Advantus Venture Fund is a mutual fund designed for investors seeking long-term accumulation of capital. The Fund hopes to achieve its objective by investing primarily in equity securities of small capitalization companies (i.e., companies with a market capitalization of less than $1.5 billion) at the time of purchase. Investments in smaller company and micro cap stocks generally carry a higher level of volatility and risk over the short term. Refer to the Portfolio's prospectus for specific information about risks associated with the investment, as well as charges and expenses.
  - Dividends paid quarterly.
  - Capital gains distributions paid annually.

PERFORMANCE

For the six months ended January 31, 2001, the Advantus Venture Fund returned the following for each class of shares currently offered:

CLASS A..........................  22.25 PERCENT*
CLASS B..........................  21.76 PERCENT*
CLASS C..........................  21.75 PERCENT*

By comparison, the Russell 2000 Value Index** returned 15.39% for the same period.

PERFORMANCE ANALYSIS

In the second half of 2000, an extraordinary reversal of the three-year dominance of the Large Cap Growth style was driven by the market's reaction to a

"Perfect Storm" of investor concerns including:
  -overvaluation of equities (especially among the "new economy" names) -worries about the future pace of economic and profit growth
  -soaring energy prices
  -confusion generated by the presidential election, and -disappointing corporate earnings reports in the third and fourth quarters.

In the six-month period ending January 31, 2001, the Russell 2000 Value sectors with the strongest performance were Health Care (up over 40%), Energy (up over 35%), and Consumer Durables (up over 25%); Technology was the only sector to post a negative return over this period-and the Technology sector was down more than -10% in the period.

In the same six-month period, the Advantus Venture Fund returned 22.6%. Successful stock selection has been the key to the Portfolio's performance over this six-month period. Portfolio holdings outperformed the Russell 2000 Value's holdings in nine of eleven market sectors. In each case, the margin of outperformance was at least five percentage points. In the two sectors where portfolio holdings underperformed index holdings (Heath Care and Producer Durables), portfolio performance was close enough to index performance that the adverse impact on portfolio returns was minor.

While top-down sector rotation is not part of the Fund's investment approach, differences in sector weights between the Fund and the index do impact return comparisons. The Fund's Technology holdings performed better than the index Technology sector, but our above-index exposure to Technology and below-index exposure to Health Care did partially offset the benefits of our strong stock selection efforts.

OUTLOOK

The pace of economic growth has slowed sharply, and there is some risk of a recession, but we believe the underlying economy remains basically sound. Both fiscal and monetary policy tools are available to the government, and are being deployed to stimulate the economy. We believe that inflation has peaked, in large part due to softening oil prices and labor markets, and that interest rates will trend lower. We expect the economy to be constrained by a weak manufacturing sector, but mortgage refinancings and tax cuts should help support consumer spending power and sustain activity in services (now over one-half of the economy).

As always, we will invest on a bottom-up basis, investing in companies based on in-depth understanding of their businesses, rather than focusing on to-down forecasts or on trading pieces of paper. We will continue to focus on companies with strong free cash flow generation, and multiple price appreciation drivers. We will remain disciplined and price conscious in both security valuation and in trading. By investing in this manner, we expect to produce attractive returns over the long term.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Russell 2000 Value Index contains those stocks from the Russell 2000 with low price to book ratios. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN THE ADVANTUS VENTURE FUND,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for each of the three classes of shares of the Advantus Venture Fund compared to the Russell 2000 Value Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Venture Fund (January 31, 1997) through January 31, 2001.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN

Class A:
One Year                   28.56%
Since inception (1/31/97)   9.77%
Class B:
One Year                   29.95%
Since inception (1/31/97)  10.03%
Class C:
One Year                   34.99%
Since inception (1/31/97)  10.40%

(THOUSANDS)
                                        RUSSELL 2000
             CLASS A  CLASS B  CLASS C  VALUE INDEX     CPI
1/31/97      $10,000  $10,000  $10,000       $10,000  $10,000
7/31/97      $10,944  $11,033  $11,533       $11,790  $10,075
7/31/98      $11,919  $11,965  $12,449       $12,503  $10,245
7/31/99      $11,456  $11,474  $11,850       $12,487  $10,458
7/31/00      $11,884  $11,916  $12,199       $13,090  $10,834
1/31/01      $14,528  $14,663                $15,105  $11,023

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the perfomance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                         MARKET     % OF STOCK
COMPANY                                       SHARES      VALUE      PORTFOLIO
-------                                      --------  -----------  -----------
Anchor Gaming..............................   30,000   $ 1,597,500        3.5%
Borg-Warner Automotive, Inc................   35,500     1,498,100        3.3%
Harrahs Entertainment, Inc.................   45,000     1,322,100        2.9%
Mandalay Resort Group......................   59,600     1,293,916        2.8%
ACE, Ltd...................................   34,400     1,272,800        2.8%
International Game Technology..............   25,100     1,201,537        2.6%
Western Gas Resources, Inc.................   44,500     1,188,150        2.6%
Agrium, Inc................................   85,356     1,051,586        2.3%
Wabtec Corporation.........................   61,400       850,390        1.9%
Argosy Gaming Company......................   36,100       849,072        1.9%
                                                       -----------  ---------
                                                       $12,125,151       26.6%
                                                       ===========  =========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Communication Services               .1%
Cash and Other Assets/Liabilities   1.3%
Health Care                         2.6%
Transportation                      2.7%
Basic Materials                     9.7%
Consumer Staples                    3.0%
Financial                          12.1%
Utilities                           1.1%
Energy                             13.2%
Technology                         13.5%
Capital Goods                      13.0%
Consumer Cyclical                  27.7%

ADVANTUS VENTURE FUND
INVESTMENTS IN SECURITIES

JANUARY 31, 2001

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
COMMON STOCK (98.7%)
  BASIC MATERIALS (9.7%)
    Agriculture Products (1.0%)
  10,600   Corn Products International, Inc.................  $   270,300
   5,200   NCO Group, Inc. (b).............................       168,350
                                                              -----------
                                                                  438,650
                                                              -----------
    Chemicals (7.8%)
  85,356   Agrium, Inc. (c)................................     1,051,586
  46,455   American Pacific Corporation (b)................       226,468
   2,600   Cabot Microcelectronics Corporation (b).........       220,512
   4,200   Cambrex Corporation..............................      187,950
 100,100   Methanex Corporation (b)(c).....................       606,856
  12,200   Minerals Technologies, Inc.......................      427,976
  18,400   PolyOne Corporation..............................      150,880
  30,632   Stepan Company...................................      718,627
                                                              -----------
                                                                3,590,855
                                                              -----------
    Iron and Steel (.4%)
   6,964   Belden, Inc......................................      192,276
                                                              -----------
    Paper and Forest (.6%)
  19,109   Packaging Corporation of America (b)............       269,437
                                                              -----------
  CAPITAL GOODS (13.0%)
    Aerospace/Defense (2.2%)
  38,300   BE Aerospace, Inc. (b)..........................       727,700
   4,195   Curtiss Wright Corporation.......................      199,346
   4,300   Teledyne Technologies, Inc. (b).................        81,700
                                                              -----------
                                                                1,008,746
                                                              -----------
    Engineering/Construction (.6%)
  18,000   Elcor Corporation................................      292,680
                                                              -----------
    Machinery (4.6%)
  24,831   CTB International Corporation (b)...............       204,856
  34,000   Denison International PLC (b)(c)................       541,875
  42,141   JLG Industries, Inc..............................      505,692
  61,400   Wabtec Corporation...............................      850,390
                                                              -----------
                                                                2,102,813
                                                              -----------
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
CAPITAL GOODS--CONTINUED
    Manufacturing (2.4%)
   7,600   ACT Manufacturing Inc (b).......................   $   175,750
  28,256   Gentek, Inc......................................      469,050
   4,100   GSI Group, Inc. (b)(c)..........................        54,581
  21,385   Hawk Corporation (b)............................       136,864
  13,400   Steelcase, Inc...................................      200,330
   7,338   Wolverine Tube, Inc. (b)........................        87,029
                                                              -----------
                                                                1,123,604
                                                              -----------
    Metal Fabrication (2.9%)
  43,300   ABC-NACO, Inc. (b)..............................       294,981
  48,201   Ladish Company, Inc. (b)........................       512,136
  13,252   Penn Engineering & Manufacturing Corporation.....      506,889
                                                              -----------
                                                                1,314,006
                                                              -----------
    Trucks and Parts (.3%)
   5,300   Navistar International Corporation (b)..........       147,181
                                                              -----------
  COMMUNICATION SERVICES (.1%)
    Telecommunication (.1%)
   8,060   Channel Commercial Corporation (b)..............        59,946
                                                              -----------
  CONSUMER CYCLICAL (27.7%)
    (.3%)
  15,240   Whitehall Jewellers, Inc. (b)...................       127,254
                                                              -----------
    Auto (6.3%)
  25,000   American Axle & Manufacturing Holdings (b)......       215,000
  35,500   Borg-Warner Automotive, Inc......................    1,498,100
  28,640   Dura Automotive Systems, Inc. (b)...............       234,490
  26,000   Lear Corporation (b)............................       756,340
  44,293   Titan International, Inc.........................      203,748
                                                              -----------
                                                                2,907,678
                                                              -----------
    Building Materials (.5%)
   7,495   Nortek, Inc. (b)................................       210,235
                                                              -----------
    Houseware (.3%)
   4,900   Furniture Brands International, Inc. (b)........       125,440
                                                              -----------

              See accompanying notes to investments in securities.

                                                           ADVANTUS VENTURE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
CONSUMER CYCLICAL--CONTINUED
    Leisure (3.8%)
  25,100   International Game Technology (b)...............   $ 1,201,537
  33,220   Steinway Musical Instruments, Inc. (b)..........       565,404
                                                              -----------
                                                                1,766,941
                                                              -----------
    Lodging-Hotel (.9%)
   7,611   MGM Grand, Inc...................................      221,861
  16,500   Station Casinos, Inc. (b).......................       212,520
                                                              -----------
                                                                  434,381
                                                              -----------
    Photography/Imagery (.3%)
   6,319   CPI Corporation..................................      123,536
                                                              -----------
    Publishing (2.6%)
  19,600   A.H. Belo Corporation............................      369,852
  53,200   Hollinger International, Inc.....................      844,816
                                                              -----------
                                                                1,214,668
                                                              -----------
    Retail (1.6%)
   4,400   Ann Taylor Stores Corporation (b)...............       129,140
  15,775   Consolidated Stores Corporation (b).............       205,075
   4,100   Michael Stores, Inc. (b)........................       164,512
   7,994   OshKosh B'Gosh, Inc..............................      153,884
   4,600   Wilsons The Leather Experts, Inc. (b)...........        77,337
                                                              -----------
                                                                  729,948
                                                              -----------
    Service (11.0%)
  30,000   Anchor Gaming (b)...............................     1,597,500
  36,100   Argosy Gaming Company (b).......................       849,072
  45,000   Harrahs Entertainment, Inc. (b).................     1,322,100
  59,600   Mandalay Resort Group (b).......................     1,293,916
                                                              -----------
                                                                5,062,588
                                                              -----------
    Textiles (.2%)
  10,329   Polymer Group, Inc...............................       71,270
                                                              -----------
  CONSUMER STAPLES (3.0%)
    Broadcasting (1.1%)
   4,700   Cox Enterprises (b).............................       126,806
  25,000   Interep National Radio Sales, Inc. (b)..........       123,437
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
CONSUMER STAPLES--CONTINUED
   6,146   Salem Communications Corporation (b)............   $   101,409
   6,800   Westwood One, Inc. (b)..........................       152,524
                                                              -----------
                                                                  504,176
                                                              -----------
    Entertainment (.9%)
  24,339   Championship Auto Racing Teams, Inc. (b)........       411,816
                                                              -----------
    Restaurants (.2%)
   6,510   Zapata Corporation (b)..........................       110,344
                                                              -----------
    Retail (.1%)
     700   Krispy Kreme Doughnuts, Inc. (b)................        45,412
                                                              -----------
    Service (.7%)
  14,047   Amerco, Inc. (b)................................       294,987
   1,400   Watson Wyatt & Company Holdings (b).............        29,120
                                                              -----------
                                                                  324,107
                                                              -----------
  ENERGY (13.2%)
    Oil & Gas (13.2%)
  19,700   Basin Exploration, Inc. (b).....................       421,088
  18,000   Cabot Oil & Gas Corporation......................      504,360
 164,100   Canadian 88 Energy Corporation (b)(c)...........       426,660
   2,669   Canadian Natural Resources, Ltd. (b)(c).........        77,988
  17,400   Chieftan International, Inc. (b)(c).............       408,900
   8,200   Clayton Williams Energy, Inc. (b)...............       174,250
   6,000   Core Laboratories NV (b)(c).....................       127,380
  17,600   Cross Timbers Oil Company........................      364,320
  10,900   HS Resources, Inc. (b)..........................       411,366
  43,700   Ocean Energy, Inc................................      760,817
   7,600   OSCA, Inc. (b)..................................       149,150
  18,294   Plains Resources, Inc. (b)......................       386,369
  17,627   Pure Resources, Inc. (b)........................       356,947
  18,300   W-H Energy Services , Inc. (b)..................       330,544
  44,500   Western Gas Resources, Inc.......................    1,188,150
                                                              -----------
                                                                6,088,289
                                                              -----------

              See accompanying notes to investments in securities.

ADVANTUS VENTURE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
FINANCIAL (12.1%)
    Banks (1.0%)
  18,983   Staten Island BanCorporation, Inc................  $   451,036
                                                              -----------
    Commercial Finance (.4%)
   6,900   Dun & Bradstreet Corporation (b)................       173,190
                                                              -----------
    Finance-Diversified (1.4%)
  12,500   Dollar Thrifty Auto Group, Inc. (b).............       256,000
  13,800   Moodys Corporation...............................      386,400
                                                              -----------
                                                                  642,400
                                                              -----------
    Insurance (6.3%)
  34,400   ACE, Ltd. (c)...................................     1,272,800
   8,300   Everest Re Group, Ltd. (c)......................       476,420
   1,800   Fidelity National Finance........................       59,850
   9,900   PartnerRe, Ltd. (c).............................       485,496
   7,900   RenaissanceRe Holding Ltd (c)...................       593,685
                                                              -----------
                                                                2,888,251
                                                              -----------
    Real Estate Investment Trust (.3%)
   9,100   Entertainment Properties Trust...................      125,216
                                                              -----------
    Savings and Loans (2.8%)
  14,300   Dime BanCorporation, Inc.........................      395,967
  14,300   Dime BanCorporation, Inc. (b)...................         3,575
  44,695   PBOC Holdings, Inc. (b).........................       432,983
  18,765   Richmond County Financial Corporation............      477,335
                                                              -----------
                                                                1,309,860
                                                              -----------
  HEALTH CARE (2.6%)
    Biotechnology (.8%)
   1,800   Aviron (b)......................................        92,475
   4,600   Exact Sciences Corporation (b)..................        67,850
     900   Intermune Pharmaceuticals, Inc. (b).............        36,900
  10,688   Invivo Corporation (b)..........................       109,552
   8,900   Versicor (b)....................................        76,206
                                                              -----------
                                                                  382,983
                                                              -----------
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
HEALTH CARE--CONTINUED
    Drugs (.3%)
  12,700   Sangstat Medical Corporation (b)................   $   151,606
                                                              -----------
    Hospital Management (.2%)
   4,200   Community Health Systems (b)....................       105,252
                                                              -----------
    Medical Products/Supplies (.7%)
   1,100   Align Technology Inc (b)........................        14,850
  13,100   Aradigm Corporation (b).........................       173,575
  12,300   Aspect Medical Systems, Inc. (b)................       155,288
                                                              -----------
                                                                  343,713
                                                              -----------
    Special Services (.4%)
   8,900   Davita, Inc. (b)................................       173,995
   2,500   Dynacare, Inc. (b)(c)...........................        21,250
                                                              -----------
                                                                  195,245
                                                              -----------
  TECHNOLOGY (13.5%)
    Communications Equipment (1.6%)
   2,308   Alamosa PCS Holdings, Inc. (b)..................        33,178
   5,300   L-3 Communications Holdings, Inc. (b)...........       425,113
   5,900   Spectrasite Holdings, Inc. (b)..................        97,350
   6,200   UTStarom, Inc. (b)..............................       158,875
                                                              -----------
                                                                  714,516
                                                              -----------
    Computer Hardware ( -- )
   2,200   Simple Technology (b)...........................        11,138
                                                              -----------
    Computer Peripherals (.4%)
  12,700   Hutchinson Technology, Inc. (b).................       206,375
                                                              -----------
    Computer Services & Software (.8%)
   1,300   Genomica Corporation (b)........................        11,456
   2,899   Lifeminders.com, Inc. (b).......................         7,972
  18,100   Micros Systems, Inc. (b)........................       328,063
                                                              -----------
                                                                  347,491
                                                              -----------
    Computer Systems (1.8%)
  38,200   Bell & Howell Company (b).......................       806,784
                                                              -----------
    Electrical Defense (1.6%)
  10,600   Alliant Techsystems, Inc. (b)...................       734,580
                                                              -----------

              See accompanying notes to investments in securities.

                                                           ADVANTUS VENTURE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
TECHNOLOGY--CONTINUED
    Electrical Equipment (.8%)
  10,500   ON Semiconductor Corporation (b)................   $    77,438
  16,000   Thomas and Betts Corporation.....................      311,040
                                                              -----------
                                                                  388,478
                                                              -----------
    Electrical Instruments (3.3%)
  40,000   BEI Technologies, Inc............................      555,000
   4,600   Benchmark Electronics, Inc. (b).................       133,446
     400   Cognex Corporation (b)..........................        10,519
  14,800   Coherent, Inc. (b)..............................       753,875
   8,900   Nova Measuring Instruments, Ltd. (b)(c).........        90,669
                                                              -----------
                                                                1,543,509
                                                              -----------
    Semiconductor Equipment (2.2%)
   7,600   Actel Corp (b)..................................       205,200
   4,500   Axcelis Technologies, Inc. (b)..................        50,344
  22,400   Entegris, Inc. (b)..............................       210,000
   7,800   Imation Corporation (b).........................       161,070
  10,600   MKS Instruments, Inc. (b).......................       249,100
   4,600   Varian Semiconductor Equipment Association,            142,600
            Inc. (b).......................................
                                                              -----------
                                                                1,018,314
                                                              -----------
                                                                MARKET
SHARES                                                         VALUE(A)
-----------------------------------------------------------------------
TECHNOLOGY--CONTINUED
    Semiconductors (.2%)
   1,600   Pixelworks, Inc. (b)............................   $    38,300
  18,900   Tvia, Inc. (b)..................................        51,975
                                                              -----------
                                                                   90,275
                                                              -----------
    Service (.8%)
   6,400   Fair Isaac & Company.............................      377,600
   7,800   Opticnet, Inc. (b)..............................            --
                                                              -----------
                                                                  377,600
                                                              -----------
    Software ( -- )
     300   Talarian Corporation (b)........................           975
                                                              -----------
  TRANSPORTATION (2.7%)
    Air Freight (.3%)
  31,516   AirNet Systems, Inc. (b)........................       132,367
                                                              -----------
    Airlines (1.7%)
  16,200   America West Holdings Corporation (b)...........       199,260
  57,000   Mesa Air Group, Inc. (b)........................       602,063
                                                              -----------
                                                                  801,323
                                                              -----------
    Railroads (.7%)
  12,000   Genesee & Wyoming, Inc. (b).....................       324,000
                                                              -----------
  UTILITIES (1.1%)
    Electric Companies (1.1%)
  20,200   Western Resources, Inc...........................      488,840
                                                              -----------
Total common stock (cost: $36,957,834)......................   45,553,594
                                                              -----------
SHORT-TERM SECURITIES (2.0%)
 934,042   Wells Fargo & Company - Cash Investment Fund,          934,042
            current rate 6.200%.............................
                                                              -----------
Total short-term securities (cost: $934,042)................      934,042
                                                              -----------
Total investments in securities (cost: $37,891,876) (d).....  $46,487,636
                                                              ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 13.5% of net assets in foreign securities as of January 31, 2001.
(d) At January 31, 2001 the cost of securities for federal income tax purposes was $38,036,296. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation...............  $  12,013,831
  Gross unrealized depreciation...............     (3,562,491)
                                                -------------
  Net unrealized appreciation.................  $   8,451,340
                                                =============

ADVANTUS VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 2001

(UNAUDITED)

                        ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $37,891,876)........  $  46,487,636
Cash in bank on demand deposit.........         34,731
Receivable for Fund shares sold........         36,242
Receivable for investment securities
 sold..................................        162,112
Accrued interest receivable............          7,377
Dividends receivable...................         10,397
Organizational costs (note 5)..........         17,892
Other receivable.......................            883
                                         -------------
    Total assets.......................     46,757,270
                                         -------------
                     LIABILITIES
Payable for investment securities
 purchased.............................        547,143
Payable for Fund shares redeemed.......          8,077
Payable to Adviser.....................         68,024
                                         -------------
    Total liabilities..................        623,244
                                         -------------
Net assets applicable to outstanding
 capital stock.........................  $  46,134,026
                                         =============
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  Class B - 2 billion shares, Class C -
  2 billion shares and 4 billion shares
  unallocated) of $.01 par value (note
  1)...................................  $      33,902
  Additional paid-in capital...........     36,025,321
  Undistributed (distributions in
  excess of) net investment income.....       (106,133)
  Accumulated net realized gains from
  investments..........................      1,585,176
  Unrealized appreciation on
  investments..........................      8,595,760
                                         -------------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $  46,134,026
                                         =============
Net assets applicable to outstanding
 Class A shares........................  $  42,615,534
                                         =============
Net assets applicable to outstanding
 Class B shares........................  $   3,163,229
                                         =============
Net assets applicable to outstanding
 Class C shares........................  $     355,263
                                         =============
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  3,128,333............................  $       13.62
                                         =============
  Class B - Shares outstanding
  235,619..............................  $       13.43
                                         =============
  Class C - Shares outstanding
  26,344...............................  $       13.49
                                         =============

                See accompanying notes to financial statements.

                                                           ADVANTUS VENTURE FUND
                                                         STATEMENT OF OPERATIONS
                                  PERIOD FROM AUGUST 1, 2000 TO JANUARY 31, 2001

                                                                     (UNAUDITED)

Investment income:
  Interest.............................  $      30,333
  Dividends............................        151,230
                                         -------------
    Total investment income............        181,563
                                         -------------
Expenses (note 4):
  Investment advisory fee..............        141,809
  Rule 12b-1 fees - Class A............         46,778
  Rule 12b-1 fees - Class B............         13,954
  Rule 12b-1 fees - Class C............          1,520
  Administrative services fee..........         37,200
  Amortization of organizational
    costs..............................          8,946
  Transfer agent fees..................         31,414
  Custodian fees.......................          6,058
  Auditing and accounting services.....         10,039
  Legal fees...........................          4,000
  Directors' fees......................            512
  Registration fees....................         23,000
  Printing and shareholder reports.....         14,468
  Insurance............................            785
                                         -------------
      Total expenses...................        340,483
                                         -------------
  Less fees and expenses waived or
    absorbed by Adviser:
    Class A Rule 12b-1 fees............        (18,711)
    Other waived fees..................        (31,198)
                                         -------------
      Total fees and expenses waived or
       absorbed........................        (49,909)
                                         -------------
      Total net expenses...............        290,574
                                         -------------
      Investment loss - net............       (109,011)
                                         -------------
  Net realized gains on investments
    (note 3)...........................      2,045,347
  Net change in unrealized appreciation
    or depreciation on investments.....      6,338,482
                                         -------------
      Net gains on investments.........      8,383,829
                                         -------------
Net increase in net assets resulting
  from operations......................  $   8,274,818
                                         =============

                See accompanying notes to financial statements.

ADVANTUS VENTURE FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM AUGUST 1, 2000 TO JANUARY 31, 2001 AND YEAR ENDED JULY 31, 2000

(UNAUDITED)

                                             2001           2000
                                         -------------  -------------
Operations:
  Investment income (loss) - net.......  $   (109,011)  $    146,903
  Net realized gain on investments.....     2,045,347      2,075,494
  Net change in unrealized appreciation
    or depreciation on investments.....     6,338,482     (1,269,692)
                                         ------------   ------------
      Increase in net assets resulting
        from operations................     8,274,818        952,705
                                         ------------   ------------
Distributions to shareholders from:
  Investment income - net:
    Class A............................             -       (143,064)
    Class B............................             -         (3,489)
    Class C............................             -           (350)
  In excess of net investment income:
    Class A............................             -       (125,236)
    Class B............................             -         (3,055)
    Class C............................             -           (307)
  Net realized gains on investments:
    Class A............................    (1,209,518)             -
    Class B............................       (91,557)             -
    Class C............................        (9,739)             -
                                         ------------   ------------
      Total distributions..............    (1,310,814)      (275,501)
                                         ------------   ------------
Capital share transactions (notes 4 and
  6):
  Proceeds from sales:
    Class A............................     5,581,711        694,580
    Class B............................       303,026        323,499
    Class C............................        25,812         64,501
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................       198,759         26,472
    Class B............................        90,161          6,466
    Class C............................         9,462            644
  Payments for redemption of shares:
    Class A............................      (971,988)    (1,705,272)
    Class B............................      (205,358)      (954,805)
    Class C............................        (4,671)      (254,900)
                                         ------------   ------------
      Increase (decrease) in net assets
        from capital share
        transactions...................     5,026,914     (1,798,815)
                                         ------------   ------------
      Total increase (decrease) in net
        assets.........................    11,990,918     (1,121,611)
Net assets at beginning of period......    34,143,108     35,264,719
                                         ------------   ------------
Net assets at end of period (including
  undistributed (distributions in
  excess of) net investment income of
  ($106,133) and $2,878,
  respectively)........................  $ 46,134,026   $ 34,143,108
                                         ============   ============

                See accompanying notes to financial statements.

                                                           ADVANTUS VENTURE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                JANUARY 31, 2001
                                                                     (UNAUDITED)

(1) ORGANIZATION

    Advantus Venture Fund, Inc. (the Fund) was incorporated on July 3, 1996. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Funds investment objective is to seek long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Funds net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended January 31, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $13,769,033 and $10,467,246, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly-owned subidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing and redemption agent and bears the expense of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $1 billion in net assets, .68 percent on the next $1 billion and .66 percent on net assets in excess of $2 billion. Prior to May 1, 2000 the fee was charged at an annual rate of .80 percent.

    Advantus Capital has a sub-advisory agreement with State Street Research & Management Company (State Street Research). The sub-advisory agreement provides that Advantus Capital shall pay State Street Research a monthly management fee which will vary depending on the total small company value assets sub-advised by State Street Research for Advantus Capital, including assets of Venture Fund and small company value assets of other mutual funds and private accounts. Total assets are measured each March 31, June 30, September 30, and December 31. Advantus Capital pays State Street Research from the advisory fee at a rate equal to .65 percent on the first $500 million in assets, .60 percent on the next $500 million in assets, and .50 percent on assets in excess of $1 billion.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in

                                                           ADVANTUS VENTURE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

connection with the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a servicing fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $18,711 for the period ended January 31, 2001.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective December 1, 2000, the fund pays a shareholder services fee, equal to $7 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. Prior to December 1, 2000, the shareholder services fee was $5 per shareholder account annually. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to August 1, 1999, the administrative services fee was $5,700 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended January 31, 2001 Advantus Capital voluntarily agreed to absorb $31,198 in expenses which were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Funds three classes of shares amounted to $11,740.

    As of January 31, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                          NUMBER OF SHARES   PERCENTAGE OWNED
                                          ----------------   ----------------
Class A.................................     2,879,072             92.0%
Class B.................................         5,684              2.4%
Class C.................................         5,676             21.5%

    Legal fees were paid to a law firm of which the Funds secretary is a partner in the amount of $2,318.

(5) ORGANIZATIONAL COSTS

    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period ended January 31, 2001 and the year ended July 31, 2000 were as follows:

                                                        CLASS A               CLASS B               CLASS C
                                                  -------------------   -------------------   -------------------
                                                    2001       2000       2001       2000       2001       2000
                                                  --------   --------   --------   --------   --------   --------
Sold............................................  456,552      65,226    24,601     31,026     1,995       6,131
Issued for reinvested distributions.............   16,689       2,579     7,731        636       801          63
Redeemed........................................  (79,473)   (162,546)  (16,772)   (92,020)     (373)    (24,102)
                                                  -------    --------   -------    -------     -----     -------
                                                  393,768     (94,741)   15,560    (60,358)    2,423     (17,908)
                                                  =======    ========   =======    =======     =====     =======

                                                           ADVANTUS VENTURE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                         CLASS A
                                             ---------------------------------------------------------------
                                             PERIOD FROM                                         PERIOD FROM
                                              AUGUST 1,                                          JANUARY 31,
                                               2000 TO             YEAR ENDED JULY 31,           1997(D) TO
                                             JANUARY 31,     -------------------------------      JULY 31,
                                                2001          2000        1999        1998          1997
                                             -----------     -------     -------     -------     -----------
Net asset value, beginning of period....       $ 11.47       $ 11.20     $ 12.03     $ 11.73       $ 10.17
                                               -------       -------     -------     -------       -------
Income from investment operations:
  Net investment income (loss)..........          (.03)          .05         .10         .06           .05
  Net gains (losses) on securities (both
    realized and unrealized)............          2.58           .32        (.59)        .98          1.55
                                               -------       -------     -------     -------       -------
    Total from investment operations....          2.55           .37        (.49)       1.04          1.60
                                               -------       -------     -------     -------       -------
Less distributions:
  Dividends from net investment
    income..............................             -          (.06)       (.09)       (.08)         (.04)
  Dividends in excess of net investment
    income..............................             -          (.04)          -           -             -
  Distributions from net realized
    gains...............................          (.40)            -        (.23)       (.66)            -
  Tax return of capital.................             -             -        (.02)          -             -
                                               -------       -------     -------     -------       -------
    Total distributions.................          (.40)         (.10)       (.34)       (.74)         (.04)
                                               -------       -------     -------     -------       -------
Net asset value, end of period..........       $ 13.62       $ 11.47     $ 11.20     $ 12.03       $ 11.73
                                               =======       =======     =======     =======       =======
Total return (a)........................         22.25%         3.74%      (3.89)%      8.92%        15.79%
Net assets, end of period (in
  thousands)............................       $42,616       $31,371     $31,683     $34,630       $30,662
Ratio of expenses to average daily net
  assets (c)............................          1.37%(b)      1.40%       1.40%       1.38%         1.35%(b)
Ratio of net investment income (loss) to
  average daily net assets (c)..........         (.47)%(b)       .53%        .81%        .55%          .90%(b)
Portfolio turnover rate (excluding
  short-term securities)................          26.4%        169.0%      103.9%       45.0%         39.6%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charge. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Adviser and Distributor voluntarily waived or absorbed $49,909, $97,212, $77,189, $59,431 and $26,677 in expenses for the period ended January 31, 2001, the years ended July 31, 2000, 1999, and 1998 and the period from January 31, 1997 (commencement of operations) to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.62%, 1.71%, 1.64%, 1.55% and 1.55%, and the ratio of net investment income to average daily net assets would have been (.73)%, .32%, .57%, .38%, and .70% for the period ended January 31, 2001, the years ended July 31, 2000, 1999, and 1998 and the period from January 31, 1997 (commencement of operations) to July 31, 1997, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.37%, 2.45%, 2.36%, 2.25% and 2.25% respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.48)%, (.45)%, (.15)%, (.26)% and .01%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.37%, 2.45%, 2.36%, 2.25% and 2.25%
     respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.48)%, (.45)%, (.15)%, (.26)% and .01%, respectively.
(d)  Commencement of operations.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                         CLASS B
                                             ---------------------------------------------------------------
                                             PERIOD FROM                                         PERIOD FROM
                                              AUGUST 1,                                          JANUARY 31,
                                               2000 TO             YEAR ENDED JULY 31,           1997(D) TO
                                             JANUARY 31,     -------------------------------      JULY 31,
                                                2001          2000        1999        1998          1997
                                             -----------     -------     -------     -------     -----------
Net asset value, beginning of period....        $11.36       $11.11      $11.94      $11.71         $10.17
                                                ------       ------      ------      ------         ------
Income from investment operations:
  Net investment income (loss)..........          (.08)        (.04)          -        (.02)           .01
  Net gains (losses) on securities (both
    realized and unrealized)............          2.55          .32        (.58)        .92           1.54
                                                ------       ------      ------      ------         ------
    Total from investment operations....          2.47          .28        (.58)        .90           1.55
                                                ------       ------      ------      ------         ------
Less distributions:
  Dividends from net investment
    income..............................             -         (.02)       (.02)       (.01)          (.01)
  Dividends in excess of net investment
    income..............................             -         (.01)          -           -              -
  Distributions from net realized
    gains...............................          (.40)           -        (.23)       (.66)             -
  Tax return of capital.................             -            -           -           -              -
                                                ------       ------      ------      ------         ------
    Total distributions.................          (.40)        (.03)       (.25)       (.67)          (.01)
                                                ------       ------      ------      ------         ------
Net asset value, end of period..........        $13.43       $11.36      $11.11      $11.94         $11.71
                                                ======       ======      ======      ======         ======
Total return (a)........................         21.76%        2.89%      (4.77)%      7.65%         15.33%
Net assets, end of period (in
  thousands)............................        $3,163       $2,500      $3,115      $3,529         $1,052
Ratio of expenses to average daily net
  assets (c)............................          2.22%(b)     2.24%       2.25%       2.25%          2.25%(b)
Ratio of net investment income (loss) to
  average daily net assets (c)..........        (1.32)%(b)    (.24)%      (.04)%      (.26)%           .01%(b)
Portfolio turnover rate (excluding
  short-term securities)................          26.4%       169.0%      103.9%       45.0%          39.6%

                                                                      CLASS C
                                          ---------------------------------------------------------------
                                          PERIOD FROM                                         PERIOD FROM
                                           AUGUST 1,                                          JANUARY 31,
                                            2000 TO             YEAR ENDED JULY 31,           1997(D) TO
                                          JANUARY 31,     -------------------------------      JULY 31,
                                             2001          2000        1999        1998          1997
                                          -----------     -------     -------     -------     -----------
Net asset value, beginning of period....     $11.41       $11.15      $11.98      $11.71         $10.17
                                             ------       ------      ------      ------         ------
Income from investment operations:
  Net investment income (loss)..........       (.08)        (.03)       (.01)       (.03)           .01
  Net gains (losses) on securities (both
    realized and unrealized)............       2.56          .32        (.57)        .97           1.54
                                             ------       ------      ------      ------         ------
    Total from investment operations....       2.48          .29        (.58)        .94           1.55
                                             ------       ------      ------      ------         ------
Less distributions:
  Dividends from net investment
    income..............................          -         (.02)       (.02)       (.01)          (.01)
  Dividends in excess of net investment
    income..............................          -         (.01)          -           -              -
  Distributions from net realized
    gains...............................       (.40)           -        (.23)       (.66)             -
  Tax return of capital.................          -            -           -           -              -
                                             ------       ------      ------      ------         ------
    Total distributions.................       (.40)        (.03)       (.25)       (.67)          (.01)
                                             ------       ------      ------      ------         ------
Net asset value, end of period..........     $13.49       $11.41      $11.15      $11.98         $11.71
                                             ======       ======      ======      ======         ======
Total return (a)........................      21.75%        2.95%      (4.81)%      7.90%         15.38%
Net assets, end of period (in
  thousands)............................     $  355       $  273      $  467      $  702         $  175
Ratio of expenses to average daily net
  assets (c)............................       2.22%(b)     2.24%       2.25%       2.25%          2.25%(b)
Ratio of net investment income (loss) to
  average daily net assets (c)..........     (1.32)%(b)    (.24)%      (.04)%      (.26)%           .01%(b)
Portfolio turnover rate (excluding
  short-term securities)................       26.4%       169.0%      103.9%       45.0%          39.6%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charge. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Adviser and Distributor voluntarily waived or absorbed $49,909, $97,212, $77,189, $59,431 and $26,677 in expenses for the period ended January 31, 2001, the years ended July 31, 2000, 1999, and 1998 and the period from January 31, 1997 (commencement of operations) to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.62%, 1.71%, 1.64%, 1.55% and 1.55%, and the ratio of net investment income to average daily net assets would have been (.73)%, .32%, .57%, .38%, and .70% for the period ended January 31, 2001, the years ended July 31, 2000, 1999, and 1998 and the period from January 31, 1997 (commencement of operations) to July 31, 1997, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.37%, 2.45%, 2.36%, 2.25% and 2.25% respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.48)%, (.45)%, (.15)%, (.26)% and .01%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.37%, 2.45%, 2.36%, 2.25% and 2.25%
     respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.48)%, (.45)%, (.15)%, (.26)% and .01%, respectively.
(d)  Commencement of operations.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.0 billion in assets in addition to $11.0 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.52034 Rev. 3-2001